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                                                                 Exhibit 99.2(d)

MADISON/CLAYMORE COVERED CALL FUND

THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE MADE TO THE TRUST OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM -  as tenants in common              UNIF GIFT MIN ACT-   Custodian

       TEN ENT - as tenants by the entireties         (Cust)(Minor)
       JT TEN - as joint tenants with right        under Uniform Gifts to Minors Act
            of survivorship and not as             --------------------
            tenants in common                          (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

__________________________________

_________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR
ASSIGNEE)

_________________________________________________________________________

_________________________________________________________________________

_________________________________________________________________________
shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________

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Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.
Dated:

 -----------


                            X
                            ---------------------

                            X
                            ---------------------
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

 -------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.

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                       MADISON/CLAYMORE COVERED CALL FUND
             UNINCORPORATED STATUTORY TRUST ORGANIZED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

                   (SEE REVERSE FOR CERTIFICATE INSTRUCTIONS)
                   COMMON SHARES OF BENEFICIAL INTEREST CUSIP

     This
     CERTIFIES
     that

is the owner of

       FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST
                                   OF THE PAR
                            VALUE $0.01 PER SHARE OF
                       MADISON/CLAYMORE COVERED CALL FUND

     transferrable on the books of the_______ by the holder hereof in person or by a duly authorized attorney upon surrendered of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, the trust has caused this Certificate to be signed by the facsimile signatures of the duly authorized officers and to be sealed with the facsimile seal of the trust.


     Dated:

                         COUNTERASSIGNED AND REGISTERED:
                          TRANSFER AGENT AND REGISTRAR,
                                       BY:
                              AUTHORIZED SIGNATURE

           SIGNATURE TO               [SEAL]                  SIGNATURE TO
              COME                                                COME
           ------------                                       ------------
            SECRETARY                                   CHIEF EXECUTIVE OFFICER

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